UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                                 March 19, 2004
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                     USCORP
                               ------------------
              (Exact Name of Registrant as Specific in its Charter)


            Nevada                   000-19061               87-0403330
            ------                   ---------              ----------
(State or Other Jurisdiction       (Commission        (IRS Federal Employer's
       of Incorporation)            File Number)        Identification Number)


                                    Suite 204
                             4535 West Sahara Avenue
                             Las Vegas, Nevada 89102
                    (Address of Principal Executive Offices)

                                 (702) 933-4034
                         (Registrant's Telephone Number)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

i. Registrant's primary accountant, Henry Schiffer, C.P.A., An Accountancy Corporation ("Schiffer"), was dismissed by the Company on March 19, 2004.

ii. No reports on the financial statements prepared by Schiffer over the two most recent fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals except for an uncertainty relating to the registrant's ability to continue as a going concern, which was stated in the reports for both years. The going concern paragraph in its report on the financial statements incorporated by reference in the Company's September 30, 2003 Form 10-KSB/A reads as follows:

      "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and has a lack of net capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. "

iii. The decision to change accountants was approved by the Board on March 19, 2004.

iv. During the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal on March 19, 2004, there were no disagreements with the former accountant, Schiffer, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schiffer, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

Schiffer did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Schiffer's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Schiffer did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated October 10, 2003, (including information that might preclude the issuance of an unqualified audit report).

v. The registrant retained the services of Donahue Associates, L.L.C., Monmouth Beach, New Jersey ("Donahue") on March 19, 2004, as its principal accountant.

vi. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

vii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

viii. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Schiffer, and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Schiffer's letter is attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

Exhibit No.     Document Description
-----------      ---------------------
16.1            Letter from Henry Schiffer, C.P.A., An Accountancy Corporation






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      USCORP
                                                  (the Registrant)



Dated:   March 26, 2004                            /s/ Robert Dultz
                                                   ----------------
                                                   Robert Dultz
                                                   Chief Executive Officer